MERRILL LYNCH LOW DURATION FUND
   OF MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.

                      Supplement dated May 13, 2005 to the
                         Prospectus dated October 6, 2004


The following changes are made to the Prospectus of Merrill Lynch Low Duration Fund (the "Fund").

The section captioned "How the Fund Invests" beginning on page 10 of the Fund's Prospectus is amended as follows:

The first bullet point following the sentence "The Fund invests in bonds within the following ratings limitation guidelines:" is deleted in its entirety and replaced with the following:

 at least 70% of net assets in bonds rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")











Code # ML-P 3070-1004SUP